Exhibit 99.2

                                         JOINT FILING INFORMATION


Name:                                       J.W. Marriott, Jr.

Address:                                    c/o Marriott International, Inc.
                                            10400 Fernwood Road
                                            Bethesda, Maryland 20817

Designated Filer: John W. Marriott, III

Issuer Name and Trading Symbol:             Marriott International, Inc. [MAR]

Date of Event Requiring Statement:          August 10, 2009



Signature:                                  /s/ Bancroft S. Gordon
                                            ________________________



Date:                                       August 12, 2009



**********************


Name:                                       Deborah Marriott Harrison

Address:                                    c/o Marriott International, Inc.
                                            10400 Fernwood Road
                                            Bethesda, Maryland 20817

Designated Filer: John W. Marriott, III

Issuer Name and Trading Symbol:             Marriott International, Inc. [MAR]

Date of Event Requiring Statement:          August 10, 2009



Signature:                                  /s/ Bancroft S. Gordon
                                            _______________________


Date:                                       August 12, 2009



**********************


Name:                                       Stephen G. Marriott

Address:                                    c/o Marriott International, Inc.
                                            10400 Fernwood Road
                                            Bethesda, Maryland 20817

Designated Filer: John W. Marriott, III

Issuer Name and Trading Symbol:             Marriott International, Inc. [MAR]

Date of Event Requiring Statement:          August 10, 2009



Signature:                                  /s/ Bancroft S. Gordon
                                            _______________________


Date:                                       August 12, 2009



**********************


Name:                                       David S. Marriott

Address:                                    c/o Marriott International, Inc.
                                            10400 Fernwood Road
                                            Bethesda, Maryland 20817

Designated Filer: John W. Marriott, III

Issuer Name and Trading Symbol:             Marriott International, Inc. [MAR]

Date of Event Requiring Statement:          August 10, 2009



Signature:                                  /s/ Bancroft S. Gordon
                                            _______________________


Date:                                       August 12, 2009